                                                                    Exhibit 99.2

                                                               EXECUTION VERSION



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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT



                                     Between



                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                    (Company)


                                       and


                         LUMINENT MORTGAGE CAPITAL, INC.

                      MAIA MORTGAGE FINANCE STATUTORY TRUST

                    MERCURY MORTGAGE FINANCE STATUTORY TRUST

                                   (Purchaser)



                          Dated as of November 1, 2006


                      Residential First Lien Mortgage Loans
                     Schedule/Schedule Flow Delivery Program
                             (Jumbo Mortgage Loans)





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
                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE 1  DEFINITIONS............................................................................................1

ARTICLE 2 SALE AND  CONVEYANCE  OF  MORTGAGE  LOANS;  POSSESSION  OF FILES;  PAYMENT  OF  PURCHASE  PRICE;
         DELIVERY OF MORTGAGE LOAN DOCUMENTS; RECORDATION OF ASSIGNMENTS OF MORTGAGE.............................14
   Section 2.1       Sale and Conveyance of Mortgage Loans; Possession of Files..................................14
   Section 2.2       Delivery  of  Mortgage  Loan  Documents  Regarding  Mortgage  Loans;  Recordation  of
                     Assignments of Mortgage.....................................................................16
   Section 2.3       Purchaser's Due Diligence Review............................................................18
   Section 2.4       Reserved....................................................................................18
   Section 2.5       Reserved....................................................................................18

ARTICLE  3  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  THE  COMPANY  CONCERNING   MORTGAGE  LOANS;
         REPURCHASE OF MORTGAGE LOANS............................................................................18
   Section 3.1       Individual Mortgage Loans...................................................................18
   Section 3.2       Company Representations.....................................................................27
   Section 3.3       Repurchase and Substitution.................................................................28

ARTICLE 4  COVENANTS.............................................................................................31
   Section 4.1       Cooperation.................................................................................31
   Section 4.2       Delivery of Documents.......................................................................31
   Section 4.3       Confidentiality.............................................................................31

ARTICLE 5  CONDITIONS TO PURCHASE................................................................................31
   Section 5.1       Initial Closing Date Documents..............................................................32
   Section 5.2       Correctness of Representations and Warranties...............................................32
   Section 5.3       Compliance With Conditions..................................................................32

ARTICLE 6  RECONSTITUTIONS; REGULATION AB COMPLIANCE.............................................................32
   Section 6.1       Reconstitutions.............................................................................32
   Section 6.2       Reconstitution Agreements...................................................................33
   Section 6.3       Intent of the Parties; Reasonableness.......................................................33
   Section 6.4       Information to be Provided by the Company...................................................34
   Section 6.5       Indemnification.............................................................................36
   Section 6.6       Private Placements..........................................................................36

ARTICLE 7  MISCELLANEOUS PROVISIONS..............................................................................37
   Section 7.1       Amendment...................................................................................37
   Section 7.2       Recordation of Agreement....................................................................37
   Section 7.3       Governing Law; Waiver of Trial by Jury......................................................37
   Section 7.4       General Interpretive Principles.............................................................37

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

   Section 7.5       Reproduction of Documents...................................................................38
   Section 7.6       Notices.....................................................................................38
   Section 7.7       Severability of Provisions..................................................................39
   Section 7.8       Exhibits....................................................................................40
   Section 7.9       Counterparts; Successors and Assigns........................................................40
   Section 7.10      Effect of Headings..........................................................................40
   Section 7.11      Other Agreements Superseded; Entire Agreement...............................................40
   Section 7.12      Survival....................................................................................40
   Section 7.13      Intention of the Parties....................................................................40
   Section 7.14      Nonsolicitation.............................................................................41
   Section 7.15      Guaranty....................................................................................41
   Section 7.16      Costs 42
   Section 7.17      Attorneys' Fees.............................................................................42



















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

                              EXHIBITS & SCHEDULES

Exhibit A                         CONTENTS OF COLLATERAL FILE

Exhibit B                         TERM SHEET

Schedule I To Exhibit B           MORTGAGE LOAN SCHEDULE(S)

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

     This MORTGAGE LOAN PURCHASE AND SALE AGREEMENT, dated as of November 1, 2006, is by and among Luminent Mortgage Capital, Inc., a Maryland corporation, Maia Mortgage Finance Statutory Trust, a Maryland Business Trust, Mercury Mortgage Finance Statutory Trust, a Maryland Business Trust, (each, a "Purchaser" and, collectively, the "Purchasers"), and Washington Mutual Mortgage Securities Corp., a Delaware corporation (the "Company")

                              PRELIMINARY STATEMENT

     WHEREAS, the Company is in the business of dealing in residential first lien fixed and adjustable rate mortgage loans;

     WHEREAS, in reliance upon the representations, warranties and covenants of the Company contained herein, the Purchasers desire to purchase from the Company, from time to time, and the Company desires to sell to the Purchasers, from time to time, certain residential first lien mortgage loans, subject to the terms and conditions of this Agreement, without recourse and exclusive of the related servicing rights;

     WHEREAS, the Purchasers and the Company desire to prescribe in this Agreement the manner of sale by the Company and purchase by the Purchasers of such mortgage loans; and

     WHEREAS, following its purchase of the mortgage loans from the Company, the Purchaser may desire to sell some or all of the mortgage loans to one or more purchasers as a whole loan transfer or a public or private mortgage-backed securities transaction;

     NOW, THEREFORE, the Purchasers and the Company agree as follows:

                             ARTICLE 1 DEFINITIONS

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Agreement. This Mortgage Loan Purchase and Sale Agreement, including all exhibits, attachments and schedules hereto, and all amendments hereof and supplements hereto.

     ALTA. The American Land Title Association or any successor thereto.

     Appraised Value. With respect to any Mortgage Loan that is not a Streamlined Mortgage Loan or ROV Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, and (ii) the purchase price paid for the Mortgaged Property, provided, however, that if such Mortgage Loan was originated in connection with the refinance of a mortgage loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan. With respect to any ROV Mortgage Loan, the lesser of (a) the value set forth on the residential appraisal review made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, and (b) the purchase price paid for the

Mortgaged Property, provided, however, that if such ROV Mortgage Loan was originated in connection with the refinance of a mortgage loan, such value shall be based solely on the residential appraisal review made in connection with the origination of such ROV Mortgage Loan. With respect to any Streamlined Mortgage Loan, the value set forth in the appraisal made in connection with the origination of the mortgage loan being refinanced.

     ARM Loan. A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

     Assignment of Mortgage. An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (except for the insertion of the assignee's name) sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the assignee named therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties in the same county or other recording jurisdiction, where permitted by law.

     Balloon Payment. With respect to any Mortgage Loan for which the Monthly Payments required under the related Mortgage Note are not expected at origination to fully amortize the amount owed under such Mortgage Note, the lump sum payment due on the related Maturity Date.

     Business Day. Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking or savings and loan institutions in the states of Washington, California, Illinois or New York are authorized or obligated by law or executive order to be closed.

     Buydown Fund. A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. A Buydown Fund may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. A Buydown Fund may be held in
(i) a separate Buydown Fund Account, or (ii) a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     Buydown Fund Account. A separate account or accounts created and maintained pursuant to Section 2.4 of the Servicing Agreement (i) with the corporate trust department of a financial institution approved by the Master Servicer, (ii) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer, (iii) in a separate non-trust account without FDIC or other insurance in an Qualified Depository, or (iv) with Washington Mutual Bank, FA. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (ii) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     Buydown Loan. A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     Closing Date. With respect to any Loan Pool, the date on which the Purchaser purchases the Mortgage Loans included in such Loan Pool.

     Code. The Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

     Collateral Documents. With respect to any Mortgage Loan, the mortgage loan documents pertaining to such Mortgage Loan which are specified in Exhibit A attached hereto and any additional mortgage documents pertaining to such Mortgage Loan required to be added to the related Collateral File pursuant to the terms of this Agreement.

     Collateral File. With respect to any Mortgage Loan, a file pertaining to such Mortgage Loan that contains each of the related Collateral Documents.

     Commission: The United States Securities and Exchange Commission.

     Commitment Letter. With respect to each Loan Pool, a commitment letter entered into between the Company and the Purchaser that provides for the purchase of Mortgage Loans pursuant to the terms of this Agreement and the Servicing Agreement and sets forth the purchase price for and certain other terms and conditions of the sale and purchase of such Mortgage Loans.

     Company.   Washington   Mutual  Mortgage   Securities   Corp.,  a  Delaware
corporation, or its successor in interest or assigns.

     Company Indemnified Party. As defined in Section 6.2(d)(ii)(A).

     Company Information. The information provided by the Company pursuant to Sections 6.4(a) and (b).

     Coop Ownership Interest. With respect to any Cooperative Loan, the ownership interest in a single Cooperative Apartment, including (i) the shares issued by the cooperative housing corporation, (ii) the leasehold interest in the Cooperative Apartment, and (iii) all attendant right, title and interest thereto.

     Cooperative Apartment. A dwelling unit in a multi-dwelling building owned or leased by a cooperative housing corporation, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease in accordance with the laws of the state in which the building is located.

     Cooperative Loan. A Mortgage Loan evidenced by a Mortgage Note and secured by a first lien against the Coop Ownership Interest in a Cooperative Apartment.

     Credit File. With respect to any Mortgage Loan, a file pertaining to such Mortgage Loan which contains the credit documentation relating to the origination of such Mortgage Loan and copies of the Collateral Documents, which file shall be retained by the Servicer and the documents contained therein may be originals, photocopies or stored electronically.

     Custodial Account for P&I. The custodial account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract as specified in Section 2.4 of the Servicing Agreement.

     Custodial Account for Reserves. The custodial account for reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 2.5 of the Servicing Agreement.

     Custodian. Wells Fargo Bank, N.A., or its successor in interest or assigns.

     Cut-off Date. As to each Mortgage Loan purchased on a particular Closing Date, the cut-off date specified in the Commitment Letter relating to the purchase and sale of the related Loan Pool.

     Cut-off Date Principal Balance. As to each Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the applicable Cut-off Date, after deduction and application of all payments of principal due on or before such Cut-off Date, whether or not received.

     Data Tape: With respect to the Mortgage Loans included in a Loan Pool to be sold pursuant to this Agreement on any Closing Date, the data tape which shall be attached to the Term Sheet and shall set forth as to each Mortgage Loan the following information, to the extent applicable:

     (i) the Mortgagor's name;

     (ii) a code indicating whether the Mortgagor is self-employed;

     (iii) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home;

     (iv) the number and type of residential  units  constituting  the Mortgaged
Property  (e.g.,  single  family  residence,   a  two-to-four  family  dwelling,
condominium, planned unit development or cooperative);

     (v) with respect to each First Lien Loan, the Loan-to-Value Ratio at origination, and with respect to each Second Lien Loan, the CLTV at origination;

     (vi) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date, is not consistent with the Due Date currently in effect, the Due Date;

     (vii) the original principal amount of the Mortgage Loan;


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

     (viii) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date;

     (ix) the type of Mortgage Loan (i.e., Fixed Rate or Adjustable Rate Mortgage Loan, First or Second Lien Loan);

     (x) a code indicating the purpose of the loan (i.e. purchase, rate/term refinance, equity take-out refinance);

     (xi) a code indicating the documentation style (i.e. no documentation, full, alternative, reduced, no income/no asset, stated income, no ratio, reduced or NIV);

     (xii) asset verification;

     (xiii) whether such Mortgage Loan provides for a Prepayment Charge;

     (xiv) the Prepayment Charge period of such Mortgage Loan, if applicable;

     (xv) a description of the Prepayment Charge, if applicable;

     (xvi) the FICO score (middle of 3 or lower of 2 scores);

     (xvii) the date of origination;

     (xviii) a code indicating whether the loan is a Balloon Mortgage Loan;

     (xix) with respect to each option ARM Mortgage Loan, (a) negative amortization indicator and (b) the maximum negative amortization;

     (xx) LPMI premiums;

     (xxi) Seller Loan ID Tape;

     (xxii) Servicer Name;

     (xxiii) Address;

     (xxiv) County;

     (xxv) IO Flag;

     (xxvi) Sale Price;

     (xxvii) MERS Loan ID;

     (xxviii) RtIndex;

     (xxix) BalAct;



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     (xxx) BalCurr;

     (xxxi) PmtDueDtNext;

     (xxxii) BalSched;

     (xxxiii) PmtCurr;

     (xxxiv) RtFloorPeriodic;

     (xxxv) PmtOrig;

     (xxxvi)PmtCapPeriodic;

     (xxxvii)ForeignNatFlag;

     (xxxviii)PMICertNo.; and

     (xxxix) AssumableFlag.

     Deleted Mortgage Loan. As defined in Section 3.3(b).

     Delinquent Monthly Payment: Any scheduled Monthly Payment that (i) has not been received by the Due Date of the next Monthly Payment and (ii) remains unpaid as of the related Closing Date.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Disclosure Document. With respect to any Securitization Transaction, a prospectus, prospectus supplement, private placement memorandum or offering circular prepared in connection with such Securitization Transaction.

     Due Date. The day on which the Monthly Payment for each Mortgage Loan is due, exclusive of any days of grace, which shall be the first day of the month.

     Due Period. With respect to any Mortgage Loan, the period beginning on the first day of any month and ending on the last day of such month.

     Escrow Holdback Mortgage Loan. A Mortgage Loan subject to an escrow withhold agreement for the express purpose of completing designated improvements on the Mortgaged Property.

     Escrow Payments. The amounts constituting ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, Hazard Insurance Policy premiums and other payments required to be escrowed by the Mortgagor with the applicable mortgagee pursuant to the related Mortgage Loan or the Servicing Agreement.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae. Fannie Mae (formerly known as the Federal National Mortgage Association) and any successor thereto.

     FDIC. The Federal Deposit Insurance corporation or any successor thereto.

     Gross Margin. With respect to any ARM Loan, the fixed percentage amount set forth in the related Mortgage Note and described in the related Mortgage Loan Schedule, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

     Hazard Insurance  Policies.  Policies of insurance  maintained  pursuant to
Section 2.11 of the Servicing Agreement covering physical damage to or destruction of Mortgage Properties.

     Index. With respect to any ARM Loan, the index set forth in each adjustable rate Mortgage Note, which index is added to the Gross Margin to determine the Mortgage Interest Rate on each Interest Rate Adjustment Date.

     Initial Closing Date. November 30, 2006.

     Initial Closing Date Documents. The documents to be delivered by the Company and the Purchasers on the Initial Closing Date, which shall consist of:

     (i) four fully-executed counterparts of this Agreement,

     (ii) four fully-executed counterparts of the Servicing Agreement,

     (iii) four fully-executed counterparts of the Term Sheet, and

     (iv) four fully-executed counterparts of the Commitment Letter with exhibits.

     Initial Rate Cap. With respect to any ARM Loan, the maximum increase or decrease in the Mortgage Interest Rate on the initial Interest Rate Adjustment Date.

     Interest Rate Adjustment Date. With respect to any ARM Loan, the date specified in the related Mortgage Note as the date on which the Mortgage Interest Rate for the related Mortgage Loan is subject to adjustment.

     Interest Rate Decrease Maximum. With respect to any ARM Loan, the maximum amount, if any, that the Mortgage Interest Rate can adjust downwards on any Interest Rate Adjustment Date, as determined in accordance with the related Mortgage Note.

     Interest Rate Increase Maximum. With respect to any ARM Loan, the maximum amount, if any, that the Mortgage Interest Rate can adjust upwards on any Interest Rate Adjustment Date, as determined in accordance with the related Mortgage Note.

     Investment Account. The account maintained by the Master Servicer with a Qualified Depository pursuant to Section 2.6 of the Servicing Agreement.



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

     Issuing Entity: The issuing entity, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Letter Agreement. The Letter Agreement, dated November 30, 2006 by and among Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust, Mercury Mortgage Finance Statutory Trust and Washington Mutual Bank including all exhibits thereto.

     Loan Pool. A pool of Mortgage Loans sold by the Company to the Purchaser on any Closing Date pursuant to the terms of this Agreement and the related
Commitment Letter (which Mortgage Loans shall be identified on the related Mortgage Loan Schedule delivered pursuant to this Agreement).

     LPMI. Lender-paid primary mortgage insurance policy.

     Loan-to-Value Ratio. With respect to each Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property.

     Master Servicer. With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

     Maturity Date. With respect to each Mortgage Loan, the maturity date of the related Mortgage Note, as specified therein.

     Maximum Mortgage Interest Rate. With respect to any ARM Loan, the maximum rate of interest that may be charged pursuant to the related Mortgage Note.

     MERS.  Mortgage   Electronic   Registration   Systems,   Inc.,  a  Delaware
corporation, and any successor thereto.

     MERS Loan. Any Mortgage Loan registered on the MERS(R) System and for which MERS is listed as the record mortgagee or beneficiary on the related Mortgage or assignment thereof.

     MERS(R) System. The system of electronically recording transfers of Mortgages maintained by MERS.

     MIN. The mortgage identification number issued to each MERS Loan.

     Minimum Mortgage Interest Rate. With respect to any ARM Loan, the minimum rate of interest, if any, that may be charged pursuant to the related Mortgage Note.

     MOM Loan. A Mortgage Loan that was registered on the MERS(R) System at the time of origination thereof and for which MERS appears as the record mortgagee or beneficiary on the related Mortgage.

     Monthly Payment. The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note and due on the applicable Due Date.

     Monthly Remittance Date. The 18th day of any month (or if such day is not a Business Day, the next Business Day) commencing, for each Mortgage Loan, on the date specified in the related Term Sheet; provided, however, that if no initial Monthly Remittance Date is specified in the Term Sheet, the initial Monthly Remittance Date shall be the Monthly Remittance Date in the month following the related Closing Date set forth in the Term Sheet.

     Moody's: Moody's Investors Service, Inc. or any successor thereto.

     Mortgage. The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in real property or, in the case of a Cooperative Loan, the security agreement or other instrument creating a first lien on the related Coop Ownership Interests, in each case, including any riders, addenda, assumption agreements, or modifications relating thereto.

     Mortgage Interest Rate. With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan as provided in the related Mortgage Note.

     Mortgage Loan. An individual mortgage loan that is sold pursuant and subject to this Agreement, each such mortgage loan being identified on the related Mortgage Loan Schedule. The term Mortgage Loan includes a Cooperative Loan.

     Mortgage Loan Schedule. With respect to the Mortgage Loans included in a Loan Pool to be sold pursuant to this Agreement on any Closing Date, the schedule of Mortgage Loans which shall be attached to the Term Sheet and shall set forth as to each Mortgage Loan the following information, to the extent applicable:

     (i) the Company's Mortgage Loan identifying number;

     (ii) the city, state and zip code of the Mortgaged Property;

     (iii) the original months to maturity from the Cut-off Date of the Mortgage Loan, based on the original amortization schedule;

     (iv) with respect to ARM Loans:

          (a)  the Gross Margin, and

          (b) the Mortgage Interest Rate, periodic cap, Maximum Mortgage Interest Rate, Minimum Mortgage Interest Rate and, if applicable, the negative amortization cap;

     (v) Mortgage Interest Rate as of the Cut-off Date;

     (vi) the Maturity Date;

     (vii) the amount of the Monthly Payment as of the Cut-off Date;

     (viii) the Cut-off Date Principal Balance;

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

     (ix) a Primary Mortgage Insurance Policy insurer code (if applicable);

     (x) the property value of the Mortgaged Property; and

     (xi) the Servicing Fee applicable to such Mortgage Loan.

     With respect to each Loan Pool, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average mortgage interest rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

     Mortgage Note. The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including any riders or addenda thereto.

     Mortgaged Property. The property securing a Mortgage Note pursuant to the related Mortgage or, in the case of a Cooperative Loan, the related Coop Ownership Interests.

     Mortgagor. The obligor(s) on a Mortgage Note.

     Net Rate. With respect to each Mortgage Loan, the annual rate at which interest thereon shall be remitted to the Purchaser (in each case computed on the basis of a 360-day year consisting of twelve 30-day months), which annual rate shall be equal to the Mortgage Interest Rate for such Mortgage Loan less the Servicing Fee Rate for such Mortgage Loan [and, if applicable, the LPMI Rate]. With respect to each Mortgage Loan, the calculation of monthly interest at such rate shall be equal to one-twelfth of the product of (i) such rate, multiplied by (ii) the outstanding Unpaid Principal Balance of such Mortgage Loan. With respect to any Payoff, the calculation of interest at such rate shall be equal to the product of (i) such rate, (ii) the Unpaid Principal Balance, and
(iii) a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     Payoff. Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance of such Mortgage Loan, received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued interest from the Due Date interest was last paid by the Mortgagor to the date of such payment in full or recovery.

     Permitted   Reconstitution:   A  Whole  Loan  Transfer  or   Securitization
Transaction that complies with the provisions of Section 6.1(a).

     Person.  Any  individual,   corporation,   partnership,  limited  liability
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Primary Mortgage Insurance Policy. A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan.

     Purchase Price. With respect to each Mortgage Loan purchased hereunder, an amount equal to the Cut-off Date Principal Balance of such Mortgage Loan, multiplied by the Purchase Price Percentage.

     Purchase Price Percentage. As set forth in the Term Sheet.

     Purchaser. Any of Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust or Mercury Mortgage Finance Statutory Trust.

     Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

     Qualified Depository. Any of the following: (i) a depository, the long-term unsecured debt obligations of which are rated by any Rating Agency (or a comparable rating agency) in one of its three highest rating categories, (ii) the corporate trust department of a national bank, (iii) a depository that fully insures the Investment Account or the Remittance Account with insurance provided by the FDIC, or (iv) Washington Mutual Bank, FA.

     Qualified Substitute Mortgage Loan. A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan, which must have the following qualities on the date of substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall shall be deposited in the Remittance Account by the Company out of its own funds without right of reimbursement as provided in Section 3.3(e)), (ii) have a current Mortgage Interest Rate not less than 1% less than, and not more than 1% greater than, the current Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than and not more than two years less than that of the Deleted Mortgage Loan, (iv) have a Net Rate not less than 1% less than, and not more than 1% greater than, the Net Rate of the Deleted Mortgage Loan, (v) be of the same type as the Deleted Mortgage Loan (i.e., if the Deleted Mortgage Loan is a fixed rate Mortgage Loan, the substituted loan shall be a fixed rate

Mortgage Loan, and if the Deleted Mortgage Loan is an ARM Loan, the substituted loan shall be an ARM Loan which is the same ARM type and with a first Interest Rate Adjustment Date occurring on approximately the same date as, but not earlier than, the first Interest Rate Adjustment Date as the Deleted Mortgage Loan and be based on the same Index as the Deleted Mortgage Loan, and a Gross Margin and Mortgage Interest Rate caps that are no more than 0.5% or not less than 0.5% the Gross Margin and Mortgage Interest Rate caps of the Deleted Mortgage Loan), and (vi) comply with each representation and warranty respecting individual Mortgage Loans set forth in Section 3.1 hereof, provided, that for purposes of applying such representations and warranties to each such Qualified Substitute Mortgage Loan, references in such Sections to the related Closing Date shall be deemed to be references to the date of substitution of such Qualified Substitute Mortgage Loan. If one or more Mortgage Loans are substituted for one or more Deleted Mortgage Loans pursuant to Section 3.3, the amounts described in clause (i) hereof shall be determined on the basis of the aggregate principal balances; the Mortgage Interest Rate, the term to maturity and the Net Rate described in clauses (ii)-(iv) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, original terms to maturity and Net Rates respectively.

     Rating Agency. S&P, Moody's or any other nationally recognized statistical rating organization.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Reconstitution Agreement: An agreement or agreements entered into by the Company and the Purchaser and/or certain third parties, including a master servicer, in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

     Refinanced Mortgage Loan. A Mortgage Loan originated in connection with the refinance of an existing mortgage debt.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Remittance Account. The account created and maintained by the Master Servicer with a Qualified Depository pursuant to Section 2.7 of the Servicing Agreement.

     Repurchase Obligation. An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 3.3.

     Repurchase Price. With respect to any Mortgage Loan to be purchased pursuant to a Repurchase Obligation, a amount equal to the sum of (i) the Unpaid Principal Balance thereof plus (ii) the amount of interest on such Unpaid Principal Balance at the applicable Net Rate, from the date to which interest has last been paid and distributed to the Purchaser, to the day prior to such date of repurchase, plus, in the event notice is given to repurchase a Mortgage Loan during the first twelve (12) months following the related Closing Date an amount equal to the Purchase Price Percentage multiplied by the Unpaid Principal Balance of such Mortgage Loan as of the date of such repurchase.

     Required Notice: With respect to any Reconstitution 15 days' prior written notice, which may be in electronic form (i) accompanied by loan-level data with respect to the Mortgage Loans intended for inclusion in such Reconstitution and
(ii) specifying the percentage of mortgage loans in the entire related transaction that consist of Mortgage Loans.

     ROV Mortgage Loan. A Mortgage Loan originated by Washington Mutual Bank, FA or Washington Mutual Bank fsb with respect to which the value set forth on the appraisal has been appealed and, as a result, an internal valuation has been conducted and included in a residential appraisal review contained in the related Credit File.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Selling and Servicing Contract. The contract between the Company and a Servicer with respect to the sale and servicing of mortgage loans.

     Servicer. A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     Servicing Agreement. That certain servicing agreement of even date herewith between the Purchaser as owner and the Master Servicer as servicer.

     Servicing Cut-off Date. As to each Mortgage Loan purchased on a Closing Date, the last day of the Due Period in which such Closing Date occurs.

     Servicing Fee. With respect to each Mortgage Loan, the amount of the annual fee payable to the Servicer for performing primary servicing functions with respect to such Mortgage Loan. Such fee shall, for a period of one full month, be equal to one-twelfth of the product of (i) the related Servicing Fee Rate, multiplied by (ii) the outstanding Unpaid Principal Balance of such Mortgage Loan. Such fee shall be payable monthly from the Custodial Account for P&I and shall be computed on the basis of the same principal amount and period respecting which any related interest payment on such Mortgage Loan is computed.

     Servicing Fee Rate. With respect to each Mortgage Loan, the annual rate at which the Servicing Fee shall be calculated, which rate is set forth for each Mortgage Loan in the Mortgage Loan Schedule.

     Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

     Streamlined Mortgage Loan. A Mortgage Loan originated in connection with the refinance of a mortgage loan pursuant to the Company's or the related originator's streamlined loan documentation program then in effect.

     Subsequent Transfer Settlement Date. As defined in Section 6.1(a)(iii).

     Term Sheet. A term sheet with respect to the Mortgage Loans purchased on a Closing Date, in the form attached hereto as Exhibit B.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, from which the Company acquired Mortgage Loans.

     Unpaid Principal Balance. With respect to each Mortgage Loan that is not a Qualified Substitute Mortgage Loan, as of any date of determination, (i) the Cut-off Date Principal Balance, minus (ii) the principal portion of all payments made by or on behalf of the Mortgagor after such Cut-off Date and received by the Purchaser, plus (iii) in the case of a Mortgage Loan that is subject to negative amortization, any capitalized interest. With respect to each Mortgage Loan that is a Qualified Substitute Mortgage Loan, as of any date of determination, (i) the outstanding principal balance of such Mortgage Loan as of the close of business on the date of substitution, after deduction and application of the principal portion of all payments due on or before such date of substitution whether or not received, minus (ii) the principal portion of all payments made by or on behalf of the Mortgagor after such date of substitution and received by the Purchaser, plus (iii) in the case of a Mortgage Loan that is subject to negative amortization, any capitalized interest.

     Whole Loan Transfer. Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                ARTICLE 2 SALE AND CONVEYANCE OF MORTGAGE LOANS;
                    POSSESSION OF FILES; PAYMENT OF PURCHASE
                   PRICE; DELIVERY OF MORTGAGE LOAN DOCUMENTS;
                     RECORDATION OF ASSIGNMENTS OF MORTGAGE

     Section 2.1 Sale and Conveyance of Mortgage Loans; Possession of Files

     (a) On each Closing Date for any Loan Pool, upon the receipt of the Purchase Price, the Company shall deliver a Term Sheet with respect to the Loan Pool. By such delivery, the Company shall sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the representations, warranties, terms and provisions of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans included in such Loan Pool, exclusive of the related servicing rights.

     (b) Pursuant to Section 2.2, the Company will deliver to the Purchaser or its designee the documents comprising the Collateral File with respect to each related Mortgage Loan included in a Loan Pool to be purchased by the Purchaser. Such documents shall, prior to payment for the related Mortgage Loan pursuant to
Section 2.1(c) below, be held by the Custodian as custodian for the Company. The documents comprising each Collateral File that are not required to be delivered to the Custodian pursuant to Section 2.2(a) and the documents comprising each Credit File shall, subject to payment for the related Mortgage Loan pursuant to
Section 2.1(c) below, be held in trust by the applicable Servicer or the Master Servicer for the benefit of the Purchaser as the owner thereof. The Servicer's possession of such documents so held is at the will of the Purchaser, and such holding and possession is in trust for the Purchaser as the owner thereof and only for the purpose of servicing the Mortgage Loans. Upon payment for the related Mortgage Loan pursuant to Section 2.1(c) below, the beneficial ownership of each Mortgage Note, each Mortgage and each of the other documents comprising the Collateral File and the Credit File with respect to such Mortgage Loan is and shall be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Company or any agent or designee thereof shall immediately vest in the Purchaser and shall be delivered to the Custodian (in the case of the Collateral Documents) or the Servicer (in the case of the Credit Files or any other documents) to hold the same in a custodial capacity for Purchaser.

     (c) In full consideration for the sale of each of the Mortgage Loans pursuant to Section 2.1(a) hereof and other terms and conditions of this Agreement, on the related Closing Date, the Purchaser shall pay to the Company, in accordance with the wiring instructions provided by the Company, by wire transfer of immediately available funds (i) the applicable Purchase Price for each Mortgage Loan purchased on such Closing Date, plus (ii) the amount of interest (computed, as to each Mortgage Loan, at the Net Rate) that has accrued on the Cut-off Date Principal Balance of such Mortgage Loan from the Cut-off Date to, but not including, the Closing Date.

     (d) As of each Closing Date, the Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased on such Closing Date all Monthly Payments and all other recoveries of principal and interest (computed, as to each Mortgage Loan, at the Net Rate) due after the applicable Cut-off Date, subject to the rights of the Master Servicer and any Servicer under the Servicing Agreement to reimbursement for certain costs, expenses and advances incurred or made pursuant thereto. All such amounts that are collected after the applicable Cut-off Date through and including the related Closing Date shall be held and remitted by the Master Servicer in accordance with the terms of the Servicing Agreement.

     (e) On or before the Closing Date for any Loan Pool, the Company shall deliver to the Purchaser with the Term Sheet the related Mortgage Loan Schedule, which shall be in hard copy or "read-only" electronic format (as agreed upon by the Company and the Purchaser).

     Section 2.2 Delivery of Mortgage Loan Documents Regarding Mortgage Loans; Recordation of Assignments of Mortgage

     (a) On or before the date specified in the related Commitment Letter, the Company shall deliver or cause to be delivered to the Purchaser or its designee, at the Company's expense, with respect to each Mortgage Loan sold by the Company hereunder, each of the following items or documents (unless otherwise agreed by the Company and the Purchaser):

         (i) With respect to each Mortgage Loan (other than a Cooperative Loan):

          (A) (1) the original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of _______________________, without recourse," (or as otherwise specified in the related Commitment Letter), and signed by facsimile signature in the name of the Company by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the Company; or

          (2) a copy of the Mortgage Note, together with a lost note affidavit;

          (B) the original Mortgage, with evidence of recording thereon, (and, in the case of a MOM Loan, with evidence of the MIN); provided that (i) if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Company by such recording office, the Company shall, no later than 270 days following the related Closing Date, deliver to the Custodian the original of such Mortgage, with evidence of recording thereon, and (ii) if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, the Company may deliver or cause to be delivered to the Custodian a photocopy of such Mortgage certified by the Company or such public recording office to be a true and complete copy of the original recorded Mortgage;

          (C) unless such Mortgage Loan is a MERS Loan, the original Assignment of Mortgage, from the Company signed by original signature of an authorized officer, in blank (or as otherwise specified in the related Commitment Letter), which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee and the recording information);

          (D) unless such Mortgage Loan is a MOM Loan, originals of all intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Company (or in the case of a MERS Loan other than a MOM Loan, showing a complete chain of title from the originator to MERS); provided that (1) if any original intervening Assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Company by such recording office, the Company shall, no later than 270 days following the related Closing Date, deliver to the Custodian the original of such intervening Assignment of Mortgage, with evidence of recording thereon, and (2) if such intervening Assignment of Mortgage has been lost or if such public recording office retains the original recorded intervening Assignment of Mortgage, the Company may deliver or cause to be delivered to the Custodian a photocopy of such intervening Assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage; and

          (E) originals of all assumption and modification agreements, if any, unless such originals are unavailable (in which event the Company shall deliver to the Custodian a photocopy of each such original, certified by the Company to be a true and complete copy of the original).

     (ii) With respect to each Cooperative Loan, as applicable and as required by the applicable laws of the state in which the related Cooperative Apartment is located, copies of: (A) the proprietary lease, (B) the security agreement,
(C) the assignment of the proprietary lease, with all intervening assignments showing a complete chain of title and an assignment thereof by the Company, (D) the original stock certificate evidencing the ownership of the Cooperative Apartment endorsed or accompanied by a stock power relating to such stock certificate executed in blank, (E) a recognition agreement in form approved by the Company's underwriting guidelines, in substantially the same form as the standard "AZTECH" form, (F) copies of the financing statement filed by the Company as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Company in a form sufficient for filing, and (G) such other documents as are necessary for the perfection of a lien against the related Coop Ownership Interest under applicable law.

     (b) The Purchaser shall pay all recording fees relating to the recordation of the Assignments of Mortgage from its own funds.

     (c) Whenever a certified copy of a document certified by the Company is required to be delivered to the Purchaser pursuant to this Section 2.2, the following form of certification is permitted: "Certified true, correct and complete copy of the original. Washington Mutual Mortgage Securities Corp., By _________________, Its _________________."

     (d) In the event the Company does not comply with the delivery requirements set forth in this Section 2.2 and such noncompliance materially and adversely affects the Purchaser's interest in the Mortgage Loan, the Purchaser shall notify the Company of such noncompliance, and the Company shall correct or cure the related omission or defect within sixty (60) days of the receipt of such notice. If the Company does not correct or cure such omission or defect within such period, then the Company shall purchase such Mortgage Loan from the Purchaser within ten (10) days after the expiration of such sixty-day period at the Repurchase Price and in the manner specified in Section 3.3(b). Notwithstanding the foregoing, the Company shall not be deemed to be in breach of this Agreement if the Company fails to deliver to the Custodian within the time period specified above any of the documents described in this Section 2.2 and provides evidence to the Custodian that such failure is due solely to the failure of the applicable recorder's office to return any document in the Collateral File that was properly submitted for recordation. The Company shall use reasonable efforts to obtain such original recorded document or copy of the original showing recording information certified by the appropriate recording office to be a true and complete copy of the recorded original as soon as practicable.

     Section 2.3 Purchaser's Due Diligence Review

     With respect to each Loan Pool, the Purchaser shall be entitled to conduct a due diligence review in order to ensure that the Mortgage Loans included in such Loan Pool meet the requirements set forth in the related Commitment Letter and this Agreement. Such due diligence review shall be conducted in accordance with the timetable and any additional terms and conditions set forth in the related Commitment Letter. The Purchaser's due diligence review shall not result in a waiver of or impair or diminish the rights of the Purchaser under this Agreement with respect to a breach of representations or warranties of the Company.

     Section 2.4 Reserved

     Section 2.5 Reserved

             ARTICLE 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                     THE COMPANY CONCERNING MORTGAGE LOANS;
                          REPURCHASE OF MORTGAGE LOANS

     Section 3.1 Individual Mortgage Loans

     Except with respect to the defects set forth in the Term Sheet as to which no remedy shall be available for a breach of a representation or warranty under this Section 3.1, the Company hereby represents and warrants to and covenants to and agrees with the Purchaser that, as to each Mortgage Loan sold by the Company hereunder, as of the related Closing Date, unless otherwise indicated:

     (a) The information with respect to such Mortgage Loan set forth on the related Mortgage Loan Schedule and Data Tape is true and correct in all material respects.

     (b) Immediately prior to the transfer of the Mortgage Loan to the Purchaser pursuant to Section 2.1, neither the related Mortgage nor the Mortgage Note were assigned or pledged to any Person and the Company had good and marketable title thereto. Immediately prior to the transfer of the Mortgage Loan to the Purchaser pursuant to Section 2.1, the Company was the sole owner and holder of such Mortgage Loan, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, and had full right and authority to sell and assign such Mortgage Loan pursuant to this Agreement. Upon the transfer of the Mortgage Loan to the Purchaser pursuant to Section 2.1, the Company shall have taken all actions necessary on its part to be taken so that the Purchaser will have good indefeasible title to, and will be sole owner of, the related Mortgage and the Mortgage Note, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature.

     (c) With respect to each Mortgage Loan other than a Cooperative Loan, (i) the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings, fixtures, installations and improvements to the Mortgaged Property, and the Mortgaged Property is free and clear of all encumbrances and liens having parity with or priority over the first lien of the Mortgage except for (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of public record as of the date of recording of such Mortgage, such exceptions generally being acceptable under prudent mortgage lending standards and specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan or specifically referred to in the mortgagee's policy of title insurance and (C) other matters to which like properties are commonly subject that do not materially interfere with the value (as determined by the Appraised Value), use, enjoyment or marketability of the Mortgaged Property and (ii) there are no security agreements, pledged accounts, chattel mortgages, or equivalent documents related to the Mortgage.

     (d) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument that has been recorded, if necessary, to protect the interest of the Purchaser and that is a part of the Collateral File. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule; provided, however, that under certain circumstances where the modification, waiver or alteration is favorable to the Mortgagor, the terms of such Mortgage and the Mortgage Note may have been modified pursuant to a written instrument that may or may not have been executed by the related Mortgagor and that is part of either the Collateral File or the Credit File and is disclosed on the Mortgage Loan Schedule.

     (e) No mortgagor has been released, in whole or in part, except in connection with an assumption agreement or modification agreement that is indicated in the Collateral File and reflected on the Mortgage Loan Schedule.

     (f) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation, or event of acceleration, and neither the Company, nor to the Company's knowledge, any seller or servicer, has waived any such default, breach, violation, or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, leasehold payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed but is not yet due and payable. Except as covered by a Buydown Fund consistent with this Agreement, the Company has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note. No foreclosure action has been commenced with respect to such Mortgage Loan.

     (g) The Mortgaged Property is free of material damage or waste and in good repair. There is no proceeding pending or, to the best of the Company's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and no notice of any such pending or threatened proceeding has been received so as to adversely impair the value or marketability of the Mortgaged Property.

     (h) There are no mechanics' or similar liens or claims which have been filed for work, labor, or material (and, to the best of the Company's knowledge, no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property that are, or may be, liens prior or equal to, or coordinate with, the lien of the related Mortgage and that are not insured against by the related mortgagee's policy of title insurance.

     (i) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property; provided, that if such Mortgage Loan is an Escrow Holdback Mortgage Loan, the improvements described in the applicable agreement governing the escrow arrangement may not have been made at the time such Mortgage Loan was originated. No improvements on adjoining properties encroach upon the Mortgaged Property except those that are insured against by the title insurance policy referred to in Section 3.1(q). At origination, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning law or regulation, subdivision law or ordinance.

     (j) The originator, during the period in which it held and disposed of such Mortgage Loan, was: (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)(A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association or national bank having principal offices in such state, (D) not doing business in such state, or
(E) not required to qualify to do business in such state.

     (k) No Monthly Payment with respect to such Mortgage Loan is a Delinquent Monthly Payment. All payments required to be made under the related Mortgage and Mortgage Note through and including the related Cut-off Date, have been made. Unless otherwise stated in the related Commitment Letter, not more than one payment required to be made under the related Mortgage and Mortgage Note has remained unpaid through its next Due Date (excluding any applicable grace period) during the twelve months immediately preceding the related Cut-off Date.

     (l) There are no custodial agreements in effect adversely affecting the right or ability of the Company to make the deliveries specified in Section 2.2(a).

     (m) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof and each party assuming liability therefor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage, if applicable.

     (n) The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed as provided in Section 2.2(a). Any Assignment of Mortgage delivered to the Purchaser pursuant to Section 2.2(a)(i)(C) is in recordable form except for the insertion of the name of the assignee and recording information and is acceptable for recording under the laws of the applicable jurisdiction.

     (o) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with in all material respects.

     (p) The proceeds of such Mortgage Loan have been fully disbursed; provided that, if such Mortgage Loan is an Escrow Holdback Mortgage Loan, all of the proceeds of such Mortgage Loan have been or will be disbursed (i) upon the completion of the improvements described in the applicable agreement governing the escrow arrangement, and (ii) in a manner acceptable to the Company. There is no requirement for, and the Company shall not make any, future advances under the terms of the Mortgage Loan. Any future advances made prior to the applicable Cut-off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. Unless such Mortgage Loan is subject to negative amortization, the Unpaid Principal Balance as of the applicable Cut-off Date does not exceed the original principal amount of such Mortgage Loan. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, and certificates of completion with respect thereto are contained in the related Credit File; provided, that if such Mortgage Loan is an Escrow Holdback Mortgage Loan, the improvements described in the applicable agreement governing the escrow arrangement may not have been completed and escrow funds related to such improvements may not have been disbursed pursuant to the terms of such agreement. All costs, fees and expenses incurred in making, or closing or recording such Mortgage Loan have been paid or shall be paid in the ordinary course of business.

     (q) Such Mortgage Loan (unless it is a Cooperative Loan) is covered by an ALTA mortgage title insurance policy acceptable to the Company, with, in the case of an ARM Loan, an adjustable rate mortgage endorsement, substantially in the form of ALTA Form 6.1 or 6.2, or such other generally used and acceptable form of policy and applicable endorsements acceptable under the Company's underwriting guidelines or the originator's underwriting guidelines. Each such policy affirmatively insures ingress and egress and insures against encroachments by or upon the Mortgaged Property. Each such policy was issued on the date of the origination of such Mortgage Loan by a title insurer acceptable under the Company's underwriting guidelines or the originator's underwriting guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such

Mortgage Loan. Each such policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Company's interest does not require the consent of or notification to the insurer, and such mortgage title insurance policy is in full force and effect. Where required by law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Company has taken no action that would impair the enforceability of such policy.

     (r) All buildings and other improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies issued by an insurer acceptable under the Company's underwriting guidelines or the originator's underwriting guidelines. If the Mortgaged Property is in an area that is identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards and such flood insurance is available, a flood insurance policy is in effect meeting the requirements of the current guidelines of the Federal Insurance Administration with an insurance carrier acceptable to the Company. Each individual insurance policy has been validly issued and is in full force and effect. The Company has caused to be performed all acts required to preserve the rights and interests of the
Purchaser in all insurance policies required by this Agreement, including, without limitation, notification of insurers, and assignment of policies or interests therein. Each individual insurance policy contains a standard mortgagee clause naming the Company, and its successors and assigns, as mortgagee and loss payee. All premiums due thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the servicer or the owner of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. No claims have been made under such policies since origination of the Mortgage Loan, and the Company has taken no action that would impair the coverage of any such insurance policy, the benefits of any endorsement or the validity, binding effect and enforceability of the foregoing.

     (s) There is no valid offset, defense, counterclaim or right of rescission as to the related Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note. The operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, shall not render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto. Such Mortgage Loan is not subject to any pending bankruptcy, insolvency, reorganization or moratorium. If such Mortgage Loan is an ARM Loan, all the applicable terms of the Mortgage Note pertaining to adjustments of the Mortgage Interest Rate and the Monthly Payments and payment adjustments in connection therewith are enforceable and shall not affect the priority of the Mortgage lien. If such Mortgage Loan is an ARM Loan, the related Mortgage Note has been timely and appropriately adjusted, if such adjustment is required, and the respective Mortgagor timely and appropriately advised. All such adjustments have been made in compliance with applicable law and in accordance with the terms of the Mortgage Loan documents.

     (t) Such Mortgage Loan was originated by (i) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a Federal or state authority, or (ii) a mortgagee approved by the Secretary of HUD pursuant to
Section 203 or 211 of the National Housing Act.

     (u) Unless such Mortgage Loan is a Mortgage Loan that requires the payment of interest only with respect to some or all of the related Monthly Payments, principal payments on such Mortgage Loan commenced or are required to commence no more than two months after funds were disbursed in connection with such Mortgage Loan. Unless such Mortgage Loan is subject to negative amortization or is a Mortgage Loan that requires the payment of interest only with respect to some or all of the related Monthly Payments, the Mortgage Note requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the remaining term thereof and to pay interest at the Mortgage Interest Rate.

     (v) Such Mortgage Loan is a residential mortgage loan having an original term to maturity as set forth on the related Mortgage Loan Schedule, and if no such term is specified in the related Mortgage Loan Schedule, the term to maturity does not exceed forty years, with interest payable in arrears on the first day of each month, or such other day of the month as may be noted on the related Mortgage Loan Schedule. If such Mortgage Loan is an ARM Loan, the Mortgage Interest Rate is subject to adjustment periodically on each Interest Rate Adjustment Date to a new Mortgage Interest Rate (rounded as provided in the related Mortgage Note) equal to the then current Index plus the Gross Margin as specified on the related Mortgage Note, subject to the Initial Rate Cap (if applicable), Maximum Mortgage Interest Rate, the Minimum Mortgage Interest Rate, the Interest Rate Increase Maximum and the Interest Rate Decrease Maximum, in each case if and to the extent specified in the related Mortgage Loan Schedule.

     (w) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security, except the lien of the Mortgage.

     (x) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure. There is no homestead, dower, curtesy or other exemption or right available to the Mortgagor or any other Person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgage or Mortgage Note contains a provision that is, to the extent not prohibited by federal or state law, enforceable and that provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder. The Mortgagor has not notified the Company and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

     (y) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or shall become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

     (z) The Mortgaged Property consists of (x) a single parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-to-four-family residence, an individual condominium or an individual unit in a planned unit development or (y) in the case of a Cooperative Loan, the related Coop Ownership Interests, in each case that is in compliance with the Company's or the originator's applicable requirements. Such Mortgaged Property is not (i) a property held in trust (other than a revocable inter vivos trust that is in compliance with Fannie Mae's requirements applicable to the Company or the originator of the Mortgage Loan, or, if the Mortgaged Property is located in Illinois, an Illinois land trust), (ii) a mobile home, or (iii) a recreational vehicle. Such Mortgage Loan is not considered an agricultural loan. To the Company's knowledge, no portion of the related Mortgaged Property is being used for commercial purposes.

     (aa) The Loan-to-Value Ratio of such Mortgage Loan at the time of origination was not greater than the Loan-to-Value Ratio set forth in the related Mortgage Loan Schedule, and if no such percentage is specified, not greater than 95%. If such Mortgage Loan had at the time of origination a Loan-to-Value Ratio in excess of 80%, unless otherwise specified in the related Commitment Letter, such Mortgage Loan is subject to a Primary Mortgage Insurance Policy. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect (except if the Loan-to-Value Ratio of the Mortgage Loan was 80% or less at any time subsequent to origination determined by an appraisal performed after origination), and all premiums due thereunder have been paid. No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser. No action has been taken and no event has occurred that has, or shall result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor to maintain the Primary
Mortgage Insurance Policy and to pay all related premiums and charges. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan
Schedule is net of any such insurance premium.

     (bb) Such Mortgage Loan was underwritten generally in accordance with the underwriting guidelines of the Company in effect at the time such Mortgage Loan was originated or the underwriting guidelines of the entity that originated the Mortgage Loan in effect at the time such Mortgage Loan was originated.

     (cc) There exist no deficiencies in excess of $1000 with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Company expects not to be cured, and no escrow deposits or payments of other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note.

     (dd) Such Mortgage Loan does not have a shared appreciation feature or other contingent interest feature, and except as covered by a Buydown Fund consistent with this Agreement (and set forth on the Mortgage Loan Schedule), such Mortgage Loan does not involve buydowns, Balloon Payments, timeshares or graduated payments. If such Mortgage Loan is an ARM Loan, it is not convertible to a Mortgage Loan with a fixed Mortgage Interest Rate, unless otherwise indicated in the related Mortgage Loan Schedule.

     (ee) The origination, servicing and collection practices used with respect to such Mortgage Loan (including without limitation, the establishment, maintenance and servicing of the escrow accounts, if any), have been, in all material respects, in accordance with Accepted Servicing Procedures and applicable laws and regulations and the terms of the Mortgage Loan documents. All Escrow Payments have been collected in all material respects in compliance with applicable law and the provisions of the Mortgage Loan documents. If such Mortgage Loan is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable, except as otherwise set forth in Section 3.1(cc). Any escrow account interest required to be paid pursuant to applicable law has been properly paid and credited.

     (ff) The appraisal report with respect to the Mortgaged Property contained in the Credit File was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated and was signed by a qualified appraiser, who met the requirements of the appraisal policies and procedures of the Company or the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such application and who otherwise meets the requirements of the Company or the originator.

     (gg) No Mortgage Loan is (1) a "high cost" loan as defined under the Home Ownership and Equity Protection Act of 1994, (2) a "high cost" mortgage loan, "covered" mortgage loan, "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law applicable to the originating lender or (3) a High Cost Loan or Covered Loan (as such terms are defined in the Standard & Poors LEVELS(R) Glossary in effect on the related Closing Date and attached as Exhibit C to the related Term Sheet) to the extent applicable to the originating lender under the governing state or local law or regulation.

     (hh) Unless otherwise stated in the related Mortgage Loan Schedule, if such Mortgage Loan is an ARM Loan, it does not have an interest rate step-down feature or similar feature that would result in a downwards adjustment to the Mortgage Interest Rate, the Gross Margin or the Index as a result of the related Mortgagor's payment method or payment history (e.g., no downwards adjustment in return for allowing the automatic withdrawal of funds from the related Mortgagor's bank account to make the Monthly Payments on such Mortgage Loan, or for making payments when due on such Mortgage Loan).

     (ii) No misrepresentation or fraud has taken place on the part of the Company, the Mortgagor or any third party originator of such Mortgage Loan, or any other Person, including without limitation, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan.

     (jj) To the Company's knowledge, the Mortgaged Property was at the time of origination lawfully occupied under applicable law and, at the time of origination of such Mortgage Loan, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy) were made or obtained from the appropriate authorities.

     (kk) To the Company's knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Company nor, to the Company's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

     (ll) Such Mortgage Loan was selected from among the outstanding mortgage loans of the same type in the Company's portfolio on the related Closing Date and such selection was not made in a manner so as to affect adversely the interests of the Purchaser.

     (mm) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.

     (nn) If such Mortgage Loan is a Cooperative Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the related cooperative shares securing the related cooperative note, subject only to (x) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (y) other matters to which like collateral is commonly subject and which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related proprietary lease for the Cooperative Apartment may be subordinated or otherwise subject to the lien of a mortgage on the cooperative building.

     (oo) If such Mortgage Loan is a Cooperative Loan, a search for filings of financing statements has been made by a party competent to make the same, which party is acceptable to the Company in accordance with its underwriting guidelines and is qualified to do business in the jurisdiction where the cooperative unit is located; and such search did not disclose any lien or security interest that would materially and adversely affect the Cooperative Loan.

     (pp)  If  such  Mortgage  Loan  is  a  Cooperative  Loan,  the  cooperative corporation that owns title to the related Cooperative Apartment is a "cooperative housing corporation" within the meaning of Section 216 of the Code, and is in material compliance with applicable laws that, if not complied with, could have a material adverse effect on the Mortgaged Property.

     (qq) If such Mortgage Loan is a Cooperative Loan: (i) the term of the related proprietary lease or occupancy agreement is longer than the term of the Cooperative Loan, (ii) there is no provision in such proprietary lease or occupancy agreement which requires the Mortgagor to offer for sale the cooperative shares owned by such Mortgagor first to the cooperative and (iii) there is no prohibition against pledging the shares of the cooperative corporation or assigning the cooperative lease.

     Section 3.2 Company Representations

     The Company hereby represents and warrants to the Purchaser as to the Company as of the Initial Closing Date and each Closing Date on which the Company sells Mortgage Loans hereunder:

     (a) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and is qualified to transact business under the laws of each state required by applicable law or is otherwise exempt under applicable law from such qualification and no demand for such qualification has been made upon the Company by any state.

     (b) The Company has the corporate power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to enter into, execute and deliver this
Agreement,  the Term  Sheet  and all  documents  and  instruments  executed  and delivered pursuant hereto and to perform its obligations in accordance therewith. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, have been duly and validly authorized. This Agreement, the Term Sheet and all other documents and instruments contemplated hereby, in each case assuming due authorization, execution and delivery by the Purchaser, evidence the valid, binding and enforceable obligations of the Company, subject as to enforcement,
(i) to bankruptcy, insolvency, receivership, conservatorship, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditor's rights, and (ii) to general principles of equity, whether such enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms.

     (c) No consent, approval, authorization or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement and the transfer of legal title to the Mortgage Loans to the Purchaser, is required as to the Company or, if required, such consent, approval, authorization or order has been or shall, prior to the related Closing Date, be obtained, except for any recordations of Assignments of the Mortgages to or for the benefit of the Purchaser pursuant to this Agreement.

     (d) The consummation of the transactions contemplated by this Agreement, including without limitation the transfer and assignment of the Mortgage Loans to or for the benefit of the Purchaser pursuant to this Agreement and the fulfillment of or compliance with the terms and conditions of this Agreement, are in the ordinary course of business of the Company and shall not (i) result in the breach of any term or provision of the charter or by-laws of the Company,
(ii) result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any material agreement, indenture, loan or credit agreement or other instrument to which the Company or its property is subject, or (iii) result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against the Company which, either in any one instance or in the aggregate, is likely (in the Company's judgment) to draw into question the validity of this Agreement or the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Company contemplated herein or therein, or which would be likely to impair materially the ability of the Company to perform its obligations hereunder or thereunder.

     Section 3.3 Repurchase and Substitution

     (a) It is understood and agreed that the representations and warranties set forth in Sections 3.1 and 3.2 shall survive the sale of Mortgage Loans by the Company to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Collateral File.

     (b) Upon discovery by the Company or the Purchaser of a breach of any of the representations and warranties set forth in Sections 3.1 or 3.2 made by the Company that materially and adversely affects the value of any Mortgage Loan or the interest of the Purchaser in any Mortgage Loan sold by the Company hereunder (or, in the case of the representations and warranties set forth in Section 3.2, the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans sold by the Company hereunder), the party discovering such breach shall give prompt (in no event less than sixty (60) days after discovery of such breach) written notice to the other. The Company shall either (i) cure in all material respects any such breach or defect within 90 days of the earlier of either discovery by or notice to the Company of such breach or defect, or (ii) in the case of a breach of a representation and warranty set forth in Section 3.1, repurchase the affected Mortgage Loan(s), and, in the case of a breach of a representation and warranty set forth in Section 3.2, repurchase either (A) all of the Mortgage Loans, or (B) such of the Mortgage Loans selected by the Purchaser so that, after such repurchase, such breach or defect is cured in all material respects. Any such repurchase shall be at a price equal to the applicable Repurchase Price, shall occur on the next Monthly Remittance Date and shall be accomplished by deposit in the Remittance Account the amount of the Repurchase Price pursuant to Section 2.7(b)(xii) of the Servicing Agreement. Notwithstanding the foregoing, if the Company discovers or receives notice of any such breach or defect, and if the affected Mortgage Loan has not been subject to a Securitization Transaction, the Company may remove any such Mortgage Loan (a "Deleted Mortgage Loan"), rather than repurchase any such Mortgage Loan as provided above, and substitute in its place a Qualified Substitute Mortgage Loan(s). If the Company does not replace the defective Mortgage Loan(s) with Qualified Substitute Mortgage Loan(s), then the Company shall repurchase the Mortgage Loan or Mortgage Loans, as the case may be, in the manner provided in this Section 3.3(b).

     (c) For each of the Qualified Substitute Mortgage Loans substituted for a Deleted Mortgage Loan, the Company shall deliver to the Custodian the documents specified in Section 2.2(a), with the Mortgage Note endorsed as required by
Section 2.2(a) and, where applicable, original documents having evidence of recording thereon. The Company shall also take such actions with respect to the documents pertaining to each such Qualified Substitute Mortgage Loan as are required to be taken pursuant to Section 2.2 with respect to the Mortgage Loans originally subject to this Agreement. For purposes of applying the requirements of Section 2.2 to any Qualified Substitute Mortgage Loan, references in such Section to the related Closing Date shall be deemed to be references to the applicable date of substitution of such Qualified Substitute Mortgage Loan. The Company shall deposit in the Remittance Account the Monthly Payment due on each Qualified Substitute Mortgage Loan in the month following the date of such substitution (with the interest portion thereof adjusted to the applicable Net
Rate), and the Monthly Payment due with respect to such Qualified Substitute Mortgage Loan in the month of substitution shall be retained by the Company. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan. The Company shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan(s) and shall give written notice to the Purchaser that such substitution has taken place, which notice shall have attached thereto a copy of such amended Mortgage Loan Schedule in hard copy or "read-only" electronic format (as reasonably acceptable to the Company and the Purchaser). Upon such substitution, each such Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Company shall make and shall be deemed to have made, with respect to such Qualified Substitute Mortgage Loan(s), as of the date of substitution, the representations and warranties set forth in Sections 3.1 and 3.2 (and, for purposes of applying such representations and warranties to each such Qualified Substitute Mortgage Loan, references in such Sections to the related Closing Date shall be deemed to be references to such date of substitution of such Qualified Substitute Mortgage
Loan).

     (d) The Purchaser shall promptly take all steps necessary to effect the reconveyance of any repurchased Mortgage Loan or Deleted Mortgage Loan, including all documentation with respect thereto, to the Company. The Company shall pay all costs and expenses incurred in connection with the repurchase of any Mortgage Loan and the substitution for any Deleted Mortgage Loan. If, in accordance with Section 3.3(b), the Company repurchases any MERS Loan or substitutes a Qualified Substitute Mortgage Loan for any MERS Loan, the Servicer shall be authorized to (i) cause the MERS(R) System to reflect such repurchase or substitution, as the case may be, or (ii) cause MERS to remove the repurchased or replaced Mortgage Loan from registration on the MERS(R) System and execute and deliver an Assignment of Mortgage to reflect the transfer of such Mortgage Loan to the Company or its designee. The Company shall bear any and all fees of MERS relating to the actions authorized under this Section 3.3(d).

     (e) For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Company shall determine the amount, if any, by which the aggregate outstanding principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Unpaid Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company on the Monthly Remittance Date following the date of the substitution. Pursuant to Section 2.7(b)(xii) of the Servicing Agreement, the Company shall deposit from its own funds (and without any right of reimbursement therefor) into the Remittance Account an amount equal to the amount of such shortfall.

     (f) It is understood and agreed that the obligations of the Company set forth in this Section 3.3 constitute the sole remedies available to the Purchaser respecting a breach of the representations and warranties by the Company set forth in Section 3.1 and Section 3.2.

     (g) Any cause of action against the Company relating to or arising out of the breach of any representation and warranty made by the Company in Sections
3.1 and 3.2 shall accrue as to any Mortgage Loan only upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such breach or repurchase or substitute a Qualified Substitute Mortgage Loan(s) for such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for all amounts payable in respect of such Mortgage Loan.

     (h) (A) In addition to the cure, repurchase or substitution obligation set forth above in this Section 3.3, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses resulting from the defense of any claim against the Purchaser by a third party resulting from a breach of the representations and warranties made by the Company in this Article 3; provided, however, that in no event shall the Company have any liability for any indirect, special or consequential damages, losses, costs or expenses incurred by Purchaser.

          (B) The Company shall not be liable for any costs and expenses pursuant to this Section 3.3(h) unless the Purchaser provides written notice to the Company that describes the nature of such claim within a reasonable time after service of a summons or other first legal process upon the Purchaser; provided, however, that the Purchaser's failure to notify the Company pursuant to this paragraph shall not relieve the Company from any liability that the Company may have to the Purchaser otherwise than on account of this indemnity.

          (C) The Company shall be entitled to participate at its own expense in the defense, or, if the Company so elects, to assume the defense of any suit against the Purchaser by a third party resulting from a breach of the representations and warranties made by the Company in this Article 3. If the company elects to assume the defense of a suit against the Purchaser, such defense shall be conducted by counsel chosen by the Company. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Purchaser may retain additional counsel but shall bear the fees and expenses of such counsel unless (x) the Company and the Purchaser have mutually agreed to the retention of such counsel or (y) the named parties to such suit (including any impleaded parties) include both the Company and the Purchaser and representation of both the Company and the Purchaser by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Company shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one counsel (separate from its own counsel) for the Purchaser.

          (D) The Company shall not be required to indemnify any person for any settlement of any claim effected without the Company's consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding to which the Purchaser is a party and indemnity is sought hereunder by the Purchaser unless such settlement includes an unconditional release of the Purchaser from all liability on claims that are the subject matter of such proceeding.

                              ARTICLE 4 COVENANTS

          Section 4.1 Cooperation

     The Company and the Purchaser shall cooperate fully with each other and their respective counsel and other representatives and advisors in connection with the steps required to be taken as part of their respective obligations under this Agreement.

     Section 4.2 Delivery of Documents

     On the dates specified herein, each party shall deliver to the appropriate persons specified herein all documents and instruments provided for hereunder.

     Section 4.3 Confidentiality

     Each party understands that certain information that has been furnished and shall be furnished in connection with the transactions contemplated under this Agreement is confidential and proprietary, and each party agrees that, with respect to such information that is marked or identified as confidential or proprietary, or required by applicable law (including, without limitation, the Gramm-Leach-Bliley Act and the regulations promulgated thereunder) to be kept confidential, such party shall maintain the confidentiality of such information and shall not, without the written consent of the party furnishing such information, disclose it to third parties or use it except in connection with the transactions contemplated by this Agreement or as permitted by applicable law. The parties agree that the following items shall be deemed confidential for purposes of this Section 4.5: (a) each completed Term Sheet and (b) each Commitment Letter. The parties agree that the following items shall not be deemed confidential for purposes of this Section 4.5, unless otherwise required by applicable law: (i) this Agreement (except as provided above), (ii) the underwriting guidelines of the Company, (iii) information generally known in the industry concerning a party, (iv) information disclosed on a non-confidential basis to the receiving party by a third party and (v) information that is required to be disclosed by law, or regulatory or judicial process.

                        ARTICLE 5 CONDITIONS TO PURCHASE

     The obligations of the Purchaser to purchase any Mortgage Loans on any Closing Date are subject to the satisfaction, as applicable, prior to or on the Initial Closing Date and on such Closing Date (or on such other date as expressly provided for herein) of the following conditions, any of which may be waived in writing by Purchaser:

     Section 5.1 Initial Closing Date Documents

     On the Initial Closing Date, the Purchaser shall have received the Initial Closing Date Documents duly executed by all signatories thereto. At each subsequent Closing Date, the Purchaser and the Company each shall furnish to the other a fully executed counterpart of the Term Sheet.

     Section 5.2 Correctness of Representations and Warranties

     All of the representations and warranties of the Company under this Agreement shall be true and correct in all material respects as of such Closing Date (except as otherwise expressly provided for herein), and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement.

     Section 5.3 Compliance With Conditions

     All other terms and conditions of this Agreement to be performed by the Company on or prior to such Closing Date (or such other date as expressly provided for herein) shall have been duly complied with and performed in all respects.

              ARTICLE 6 RECONSTITUTIONS; REGULATION AB COMPLIANCE

     Section 6.1 Reconstitutions

     (a) Upon Required Notice to the Company and the Master Servicer, the Purchaser may, at its sole option, effect one or more Reconstitutions with respect to some or all of the Mortgage Loans purchased on any Closing Date, retaining the Master Servicer as the servicer; provided, however, that no Reconstitution may be made by the Purchaser or any of its permitted assignees with respect to Mortgage Loans in any Loan Pool if as a result thereof: (i) more than three (3) investors would own Mortgage Loans in such Loan Pool at any one time (unless otherwise stated in the related Commitment Letter), (ii) any single investor would own Mortgage Loans from such Loan Pool having an aggregate Unpaid Principal Balance immediately after such Reconstitution of less than $5,000,000 (unless mutually agreed upon otherwise by the parties thereto), (iii) the Company and the Master Servicer are not provided with initial drafts of all documents for which the Company and the Master Servicer are requested to become a party in connection with such Reconstitution at least 10 Business Days prior to the related settlement date (the "Subsequent Transfer Settlement Date"), (iv) a final list of the Mortgage Loans intended to be subject to such Reconstitution is not provided to the Master Servicer and any applicable Servicer at least 2 Business Days prior to the related Subsequent Transfer Settlement Date (unless mutually agreed upon otherwise by the parties thereto), (v) any Mortgage Loan is subject to more than one Reconstitution in any given Due Period, or (vi) the related Subsequent Transfer Settlement Date occurs on or prior to the related Servicing Cut-off Date. For the avoidance of doubt, the parties agree that for the purpose of this Section 6.1, the number of investors in a Securitization Transaction shall be deemed to be one.

     (b) The Purchaser shall promptly notify the Company if the percentage of Mortgage Loans in the entire related transaction increases above the percentage specified in the Required Notice.

     (c) Unless otherwise set forth in writing between the Purchaser and the Company, the Purchaser shall reimburse the Company for all reasonable out-of-pocket expenses, including attorneys' fees, incurred by the Company in connection with any Reconstitution.

     Section 6.2 Reconstitution Agreements

     In connection with each Permitted Reconstitution, the Company shall execute and deliver a Reconstitution Agreement containing terms and conditions that are consistent with the terms and conditions set forth herein and, in the case of a Securitization Transaction, that are customary for publicly offered securities or privately placed securities, as the case may be, backed by mortgage loans similar to the Mortgage Loans included in such Securitization Transaction. In addition, in the event of a Securitization Transaction, the Purchaser shall cause the trust fund to indemnify and hold harmless the Servicer for all losses, claims, damages, liabilities, or expenses (including, but not limited to, reasonable attorneys' fees and any and all expenses incurred in investigating, preparing and defending against any claims therefor, and any amount paid in settlement of a claim or litigation, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon the Servicer's taking any action pursuant to the terms of the Letter Agreement.

     Section 6.3 Intent of the Parties; Reasonableness

     The Purchaser and the Company acknowledge and agree that the purpose of Sections 6.4 and 6.5 is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

     Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time due to interpretive guidance provided by the Commission or its staff, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each party agrees that it shall cooperate in good faith to amend this Agreement in light of any such changes in interpretations of the requirements of Regulation AB over time due to interpretive guidance provided by the Commission or its staff. In connection with any Securitization Transaction to which Regulation AB applies, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or such Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Third-Party Originator and the Mortgage Loans, reasonably believed by the Purchaser or such Depositor to be necessary in order to effect such compliance.

     The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     Section 6.4 Information to be Provided by the Company

     In connection with any Securitization Transaction, the Company shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b) and (d)of this Section 6.4, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (c) of this Section. Notwithstanding the foregoing, in the event that the Company is unable to provide the information and materials specified in paragraph (b) of this Section 6.4, the Company shall have an additional fifteen (15) Business Days to provide (or, as applicable, cause each Third-Party Originator to provide) such information to the Purchaser and Depositor.

     (a) If so requested by the Purchaser or any Depositor, the Company shall provide the following information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

             (i) the originator's form of organization;

             (ii) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Company as it would apply to its own Securitization Transaction, to an analysis of the performance of the Mortgage Loans, including the originator's credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

             (iii) a description of any legal proceedings pending against the Company and each Third Party Originator or proceedings known to be contemplated by governmental authorities against the Company and each Third Party Originator which in the judgment of the Company would be, in each case, material to purchasers of securities backed by the Mortgage Loans; and

             (iv) a description of any affiliation or relationship between the Company each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization
Transaction:

                (A) the Sponsor;
                (B) the Depositor;
                (C) the Issuing Entity;
                (D) any servicer;
                (E) any trustee;
                (F) any originator;
                (G) any significant obligor;
                (H) any enhancement or support provider; and
                (I) any other material transaction party.

             (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent) and/or (ii) each Third Party Originator. Such Static Pool Information shall be prepared by the Company (or Third Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. Notwithstanding the foregoing, the Purchaser acknowledges that as of the date hereof, the Company cannot provide Static Pool Information with respect to Hybrid Alt-A mortgage loans. To the extent that there is reasonably available to the Company (or Third Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or such Depositor, as applicable. Alternatively, the Company may satisfy its obligation to deliver Static Pool Information by filing it with the Commission on its EDGAR system.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide (or, as applicable, cause any Third Party Originator to provide) corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company (or Third Party Originator).

     If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third Party Originator to provide), at the expense of the requesting party, (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement) such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or such Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing prior to January 1, 2006, as the Purchaser or such Depositor shall reasonably request and in the form customarily provided by the Company or the Third-Party Originator, as applicable. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) For the purpose of satisfying the Owner's or Depositor's reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Third-Party Originator to)
(i) notify the Purchaser and such Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company or any Third-Party Originator and (B) any affiliations that develop following the closing date of a Securitization Transaction between the Company or any Third-Party Originator and any of the parties specified in clause (iv) of
Section 6.4(a) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and such Depositor a description of such proceedings or affiliations or relationships.

     (d) The Company shall provide to the Purchaser and any Depositor, evidence of the authorization of the person signing any certification or statement on behalf of the Company as may be reasonable requested by the Purchaser or any Depositor.

     Section 6.5 Indemnification

     (a) With respect to any Securitization Transaction for which any Company Information is included in a related Disclosure Document, the Company, on the one hand, and the Purchaser and the Depositor, on the other hand, shall execute and deliver an Indemnification Agreement in substantially the form attached as Exhibit F to the Servicing Agreement, pursuant to which each such party shall indemnify the other party or parties and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act) for the matters set forth in such Indemnification Agreement.

     Section 6.6 Private Placements

     The provisions of Sections 6.4(b) shall not apply to Securitization Transactions involving private placements of securities. In privately placed Securitization Transactions in connection with which a Disclosure Document is prepared, and in which at least 20% of the mortgage loans in the entire related transaction consist of Mortgage Loans:

             (i) the Company shall provide for inclusion as part of such Disclosure Document (A) the regulatory status of the Company and its affiliates and (B) the origination and underwriting criteria related to the applicable Mortgage Loans sold by the Company; and

             (ii) the Purchaser and the Company shall execute and deliver an Indemnification Agreement in substantially the form attached as Exhibit F to the Servicing Agreement.

                       ARTICLE 7 MISCELLANEOUS PROVISIONS

     Section 7.1 Amendment

     This Agreement may be amended from time to time by the Company and the Purchaser solely by written agreement signed by the Company and the Purchaser.

     Section 7.2 Recordation of Agreement

     (a) To the extent necessary under applicable law to protect the interests of the Purchaser, this Agreement or a memorandum thereof is subject to recordation in all appropriate public offices for real property records in all the counties and other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company at the Purchaser's expense upon direction of the Purchaser.

     (b) The Company agrees to execute or cause to be executed such documents and take or cause to be taken such actions as may be necessary to effect the intent of this Agreement, including without limitation the execution and delivery of instruments of further assurance and the execution and delivery of such other documents, and the taking of such other actions as may be reasonably requested by the Purchaser.

     Section 7.3 Governing Law; Waiver of Trial by Jury

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

     (b) Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to trial by jury in respect or any litigation based on, or arising out of, under, or in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser.

     Section 7.4 General Interpretive Principles

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, and other subdivisions of this Agreement;

     (d) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this Rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 7.5 Reproduction of Documents

     This Agreement and all documents relating hereto, including (i) consents, waivers and modifications which may hereafter be executed, (ii) the Initial Closing Date Documents, all Commitment Letters, Term Sheets and Mortgage Loan Schedules and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 7.6 Notices

     All demands, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if personally delivered, sent by facsimile, mailed by registered mail, postage prepaid or delivered by a nationally recognized overnight courier, to

     (i) in the case of the Company:

         Washington Mutual Mortgage Securities Corp.
         75 North Fairway Drive
         Vernon Hills, IL 60061
         Attn:  Master Servicing Department
         Telephone:  (847) 549-6500

         Facsimile:        (847) 549-2997

         with a copy to:

         Washington Mutual Legal Department
         1201 Third Avenue, WMT 1706
         Seattle, WA 98101
         Attn:  WMMSC
         Telephone:   (206) 461-8870
         Facsimile:   (206) 461-5739

or such other address as may hereafter be furnished to the Purchaser in writing by the Company, and

     (ii) in the case of the Purchaser:

         Luminent Mortgage Capital, Inc.
         Maia Mortgage Finance Statutory Trust
         Mercury Mortgage Finance Statutory Trust
         101 California St. 13th Floor
         San Francisco, CA 94111
         Attention:  Chris Zyda
         Telephone: (415) 217-4512
         Facsimile:  (415) 217-4518

         with a copy to:

         Luminent Mortgage Capital, Inc.
         Maia Mortgage Finance Statutory Trust
         Mercury Mortgage Finance Statutory Trust

         2005 Market St., 21st Floor
         Philadelphia, PA 19103
         Attention:  Megan Mahoney
         Telephone: (215) 564-5925
         Facsimile: (215) 564-5990


or such other address as may hereafter be furnished to the Company in writing by the Purchaser.

     Notwithstanding the foregoing, any demand, notice, consent, waiver or communication may be given by any other means if the parties hereto agree to such alternative means in writing.

     Section 7.7 Severability of Provisions

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or the rights of the parties hereunder. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 7.8 Exhibits

     The exhibits to this Agreement are hereby incorporated and made a part hereof as though included in the body of this Agreement.

     Section 7.9 Counterparts; Successors and Assigns

     This Agreement may be executed in one or more counterparts, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser. Notwithstanding the foregoing, (i) the Company shall not assign its rights and obligations under this Agreement without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed, and (ii) the Purchaser may not assign its rights and obligations under this Agreement except (a) as provided in
Article 6, or (b) with the prior written consent of the Company (in which case all references to the Purchaser herein shall be deemed to include such assignee).

     Section 7.10 Effect of Headings

     The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 7.11 Other Agreements Superseded; Entire Agreement

     This Agreement supersedes all prior agreements and understandings (other than any Commitment Letter delivered prior to the date hereof) relating to the subject matter hereof. This Agreement, together with all Commitment Letters and Term Sheets delivered or entered into pursuant hereto constitute the entire agreement with respect to the subject matter hereof. If any provision of the Term Sheet conflicts with any provision of the Agreement, the Term Sheet shall control. If any provision of this Agreement conflicts with any provision of any Commitment Letter, the provisions of this Agreement shall control.

     Section 7.12 Survival

     The representations, warranties, indemnities, covenants and agreements of the parties provided in this Agreement and the parties' obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement.

     Section 7.13 Intention of the Parties

     It is the intention of the parties that the Purchaser is purchasing, and the Company is selling Mortgage Loans and not a debt instrument of the Company or other security. Accordingly, the parties hereto each intend to treat each of the transactions hereunder for federal income tax purposes as a sale by the Company, as applicable, and a purchase by the Purchaser, of Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Credit Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans, and the Company shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

     Section 7.14 Nonsolicitation

     The Company and the Purchaser hereby covenant and agree that they shall not take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude either party or any of their affiliates from (i) engaging in general solicitations to its customer base, including by mass mailing or as part of monthly or periodic statements mailed to its borrowers or to holders of deposit or other accounts, (ii) engaging in solicitations to the general public, including without limitation by mass mailing, newspaper, radio, television or other media which are not specifically directed toward the Mortgagors, (iii) engaging in solicitations of optional insurance or other bank products (not including mortgage loans), (iv) refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts such party to request the refinancing of the related Mortgage Loan, or (v) engaging in any action to solicit the refinancing of any Mortgage Loan to the extent such action would be permitted under the Fannie Mae Selling Guide or the Fannie Mae Servicing Guide.

     Section 7.15 Guaranty

     Luminent Mortgage Capital, Inc. ("Luminent") hereby absolutely, unconditionally and irrevocably guarantees to the Company, the full and prompt performance by Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust (together, the "Other Purchasers"), of any and all obligations of the Other Purchasers under this Agreement. Luminent agrees that its obligations pursuant to this Section 7.15 shall be a continuing, absolute and unconditional guarantee of the full and punctual performance by the Other Purchasers of their obligations under this Agreement and is in no way conditioned upon any requirement that the Company first attempt to collect any of its obligations from either of the Other Purchasers without regard to (a) the validity, regularity or enforceability of this Agreement; (b) the absence of any action to enforce the same; (c) any waiver or consent by the Company concerning any provisions hereof; (d) the rendering of any judgment against either of the Other Purchasers or any action to enforce the same; (e) any defense, set-off, counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by either of the Other Purchasers against the Company; or (f) any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. Luminent hereby guarantees that payments hereunder will be paid to the Company without set-off or counterclaim in accordance with the wiring instructions of the Company. Luminent waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Other Purchasers with respect to the obligations of the Other Purchasers under this Agreement. This Section

7.15 shall continue to be effective if either of the Other Purchasers merge or consolidate with or into another entity, loses its separate legal identity or ceases to exist.

     Section 7.16 Costs

     Except as otherwise provided in Section 2.2(b), the Company shall pay all costs, fees and expenses incurred in connection with the transfer and delivery of the Mortgage Loans sold by the Company under this Agreement for the Company's accountants, attorneys and other service providers.

     Section 7.17 Attorneys' Fees

     If any party retains an attorney to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees from the non-prevailing party (or parties), including, without limitation, fees incurred in arbitration and in trial and appellate courts, fees incurred without suit, and all arbitration, court and accounting costs.

                               [signatures follow]

TO WITNESS THIS, the Company and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase and Sale Agreement by their duly authorized respective officers as of the day and year first above written.


                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.


                                     By:  _________________________________
                                          Name:
                                          Title:

                                     LUMINENT MORTGAGE CAPITAL, INC.


                                     By:  _________________________________
                                          Name:
                                          Title:


                                     MAIA MORTGAGE FINANCE STATUTORY TRUST


                                      By: _________________________________
                                          Name:
                                          Title:

                                     MERCURY MORTGAGE FINANCE  STATUTORY TRUST


                                     By:  _________________________________
                                          Name:
                                          Title:








       [signature page to WMMSC Mortgage Loan Purchase and Sale Agreement]

                                    EXHIBIT A

                           CONTENTS OF COLLATERAL FILE

     With respect to each Mortgage Loan, the Collateral File shall include each of the following items unless otherwise agreed by the Company and the Purchaser:

     A.   With respect to each Mortgage Loan (other than a Cooperative Loan):

          1. (i) The original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of _______________________, without recourse," (or as otherwise specified in the related Commitment Letter), and signed by facsimile signature in the name of the Company by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the Company; or

               (ii) a lost note  affidavit  together with a copy of the Mortgage
                    Note.

          2. The original Mortgage, with evidence of recording thereon (and, in the case of a MOM Loan, with evidence of the MIN), or if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, a photocopy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          3. Unless such Mortgage Loan is a MERS Loan, the original Assignment of Mortgage, from the Company signed by original signature of an authorized officer, in blank (or as otherwise specified in the related Commitment Letter), which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information).

          4. Unless such Mortgage Loan is a MOM Loan, originals of all intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Company (or in the case of a MERS Loan other than a MOM Loan showing a complete chain of title from the originator to MERS), or if any such original intervening Assignment of Mortgage has been lost or if such public recording office retains the original recorded intervening Assignment of Mortgage, a photocopy of each such original, certified by the Company or the applicable public recording office to be a true and complete copy of the original.

          5. Originals of all assumption and modification agreements, if any, unless such originals are unavailable (in which event the Company shall deliver to the Custodian a photocopy of each such original, certified by the Company to be a true and complete copy of the original).

     B. With respect to each Cooperative Loan, as applicable, copies of (1) the proprietary lease; (2) the security agreement; (3) the assignment of the proprietary lease, with all intervening assignments showing a complete chain of title and an assignment thereof by the Company; (4) the original stock certificate evidencing the ownership of the Cooperative Apartment, endorsed or accompanied by a stock power relating to such stock certificate executed in blank; (5) a recognition agreement in form approved by the Company's underwriting guidelines, in substantially the same form as the standard "AZTECH" form; (6) copies of the financing statement filed by the Company as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Company in a form sufficient for filing; and (7) such other documents as are necessary for the perfection of a lien against the related Coop Ownership Interest under applicable law.

                                    EXHIBIT B

                                   TERM SHEET

     The mortgage loans described on the schedule attached hereto as Schedule I shall be deemed sold by Washington Mutual Mortgage Securities Corp. (the
"Company")  to [         ]  ("Purchaser")  pursuant to the terms and  conditions
of that certain Mortgage Loan Purchase and Sale Agreement  ("Agreement"),  dated
as of [             ] 1, 200_,  between  Company and Purchaser and the following additional terms and conditions:

         Closing Date:                                      [_______]

         Document Exceptions:                               [As  set  forth  on  the  schedule  attached  hereto  as
                                                            Exhibit A.]

         Exception Schedule:                                As  set  forth  on  the  schedule   attached  hereto  as
                                                            Exhibit B.

         First Monthly Remittance Date:                     [_______]

         Additional Terms and Conditions:                   [_______]

[          ]



By:________________________________________
Name:______________________________________
Title:_____________________________________



Washington Mutual Mortgage Securities Corp.



By:________________________________________
Name:______________________________________
Title:_____________________________________

                            SCHEDULE I TO TERM SHEET

                            MORTGAGE LOAN SCHEDULE(S)

                             EXHIBIT A TO TERM SHEET

                               DOCUMENT EXCEPTION
                                (COLLATERAL FILE)

                             EXHIBIT B TO TERM SHEET

                               EXCEPTION SCHEDULE
                  (SECTION 3.1 REPRESENTATIONS AND WARRANTIES)





























                                      C-2